Aquilex Holdings LLC	Exhibit 10.2

Form of Consent

FORM OF CONSENT

Dated as of February 28, 2011

The undersigned, AQUILEX ACQUISITION SUB III, LLC, AQUILEX CORPORATION, AQUILEX HYDROCHEM, INC., AQUILEX HYDROCHEM INDUSTRIAL CLEANING, INC., AQUILEX SMS, INC., AQUILEX WSI, INC., AQUILEX FINANCE CORP. and AQUILEX SPECIALTY REPAIR AND OVERHAUL, INC., as Guarantors under the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, the Credit Agreement and Guaranty are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Credit Agreement and Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Guaranteed Obligations (in each case, as defined therein).